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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report                                                  JANUARY 23, 2003
(Date of earliest event reported)                               JANUARY 23, 2003


                         ST. JOSEPH CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          333-6581                                     35-1977746
(Commission File Number)                (I.R.S. Employer Identification Number)



3820 EDISON LAKES PARKWAY, MISHAWAKA, INDIANA                            46545
  (Address of principal executive offices)                            (Zip Code)



                                 (800) 890-2798
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 23, 2003, the Company issued a press release announcing that it will expense the fair value of employee stock options granted on or after January 1, 2003. Additionally, the Company announced that will register its common stock under the Securities Exchange Act of 1934, as amended, and will be a publicly reporting company. Currently, the Company files reports under the Exchange Act on a voluntary basis.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)      EXHIBITS

                  99.1  Press release dated January 23, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ST. JOSEPH CAPITAL CORPORATION



Dated: January 23, 2003                      By:    /s/ John W. Rosenthal